Exhibit 10.2

OMNIBUS AMENDMENT AND SUPPLEMENTAL INDENTURE
THIS OMNIBUS AMENDMENT AND SUPPLEMENTAL INDENTURE, dated as of March 1, 2011 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Indenture, dated as of December 1, 2010 (the “Indenture”), by and among, Silverleaf Finance IX, LLC (the “Issuer”), Silverleaf Resorts, Inc. (“Silverleaf”) as servicer (the “Servicer”) and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (the “Indenture Trustee”), as backup servicer (the “Backup Servicer”), as custodian (the “Custodian”), as paying agent (the “Paying Agent”) and as account intermediary (the “Account Intermediary”) and (2) the Transfer Agreement, dated as of December 1, 2010 (the “Transfer Agreement”), between the Issuer and Silverleaf, as originator (the “Originator”, and together with the Issuer, the Servicer, the Indenture Trustee, the Backup Servicer, the Custodian and the Account Intermediary the “Transaction Parties”).
RECITALS
WHEREAS, the Transaction Parties desire to amend the “Standard Definitions” attached as Annex A to each of the Transaction Documents (the “Standard Definitions”), as set forth herein and incorporate such amendment into each of the Transaction Documents effective as of March 9, 2011 (the “Effective Date”).
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01 Amendment of the Standard Definitions
As of the Effective Date, the definition of “Subsequent Timeshare Loan” in the Standard Definitions is hereby amended by deleting “17.00%” in subclause (ii) of such definition and replacing it with “16.75%”.
Section 2.01.    Counterparts.
This Amendment may be executed by the Transaction Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.
Section 2.02.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 2.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 2.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

SILVERLEAF RESORTS, INC., as Servicer and as Originator By: /s/ HARRY J. WHITE, JR. Name: Harry J. White, Jr. Title: Chief Financial Officer

SILVERLEAF FINANCE IX, LLC, as Issuer By: /s/ HARRY J. WHITE, JR. Name: Harry J. White, Jr. Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee, as Backup
Servicer, as Custodian, as Paying Agent and as
Account Intermediary By: /s/ SUE DIGNAN Name: Sue Dignan Title: Vice President